                                                                 EXHIBIT 10.33
                          ADDENDUM TO OPTION AGREEEMENT
                                     BETWEEN
                              OAK TECHNOLOGY, INC.
                                       AND
                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.
                              DATED AUGUST 8, 1996

THIS ADDENDUM shall be effective as of June 30, 1999 as an Addendum to the Option Agreement which was effective as of August 8, 1996, (the "Option Agreement") entered into by and between Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at 121, Park Avenue 3, Science Based Industrial Park, Hsinchu, Taiwan, and OAK Technology, Inc., ("Customer"), a company organized under the laws of the Republic of China with its registered address at Room B, 7th Floor, 370, Section 1,Fu-Hsing South Road, Taipei, Taiwan.

WHEREAS TSMC and Customer have entered into the Option Agreement which became effective on August 8, 1996; and

WHEREAS TSMC and Customer intend to modify the Customer/TSMC committed capacity as set forth in Exhibit B of the Option Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, TSMC and Customer agree as follows.

1.   DEFINITIONS
     All defined terms shall have the meanings specified in the Option
     Agreement.

2.   TERM AND TERMINATION
     The term of the Option Agreement shall be extended for no more than one (1) year. The date of December 31, 1999 stipulated in Paragraph (a) of Section 7 in the Option Agreement shall be deleted and replaced with December 31, 2000.

2.   CUSTOMER/TSMC COMMITTED CAPACITY
     The Customer/TSMC committed capacity set forth in Exhibit B for the calendar year 1999 shall be deleted and replaced with the following:


                                                     1999              2000             Total
     Base Capacity                                    5K                8K               13K
     Option Capacity                                 16K               14K               30K
     TSMC Committed Capacity                         21K               22K               43K
     Customer Committed Capacity                     21K               22K               43K
     Wafer Credit Price                              US$560           US$560
     Credit Amount                                   US$8.96M         US$16.8M

     Note:

     a.  Current balance of option fees deposit is US$16.8M.
     b. The balance of option fees deposit to be credited for year 2000 shall be no more than US$7.84M.


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

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first stated above.

TAIWAN SEMICONDUCTOR                                 OAK TECHNOLOGY, INC.
MANUFACTURING CO., LTD

BY:                                           BY:    /s/ Robert Hersh
NAME:                                         NAME:  Robert Hersh
TITLE:                                        TITLE: Vice President, Finance
                                                     Chief Financial Officer





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